UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2014

SANGAMO BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30171	68-0359556
(Commission File Number)	(IRS Employer Identification No.)

501 Canal Blvd	Richmond, California 94804
(Address of Principal Executive Offices)	(Zip Code)

(510) 970-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As reported below in Item 5.07, the stockholders of Sangamo BioSciences, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 80,000,000 shares to 160,000,000 shares (the “Charter Amendment”). The Company’s Board of Directors (the “Board”) unanimously approved the Charter Amendment, subject to approval by the Company’s stockholders.

The Charter Amendment became effective on April 22, 2014 upon filing of the Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of Delaware, a copy of which is filed as Exhibit 3.1 to this current report on Form 8-K and incorporated herein by reference. A summary of the Charter Amendment was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 11, 2014.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on Monday, April 21, 2014 for the purposes of (i) electing seven directors to serve on the Board for a one-year term; (ii) approving the compensation of the Company's named executive officers, on an advisory basis, as described in the proxy statement for the Annual Meeting; (iii) approving an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 160,000,000 shares; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. There were present at the meeting, in person or represented by proxy, the holders of 54,511,608 shares of common stock, constituting a quorum. Stockholders approved all four proposals. The final votes on the proposals were recorded as follows:

Proposal No. 1: Election of Directors

Each nominee for director listed in the proxy statement for the Annual Meeting was elected by the votes set forth in the table below:

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Edward O. Lanphier	35,836,551	110,268	18,564,789
Paul B. Cleveland	35,884,518	62,301	18,564,789
Stephen G. Dilly, M.B.B.S., Ph.D.	35,903,691	43,128	18,564,789
John W. Larson	35,847,971	98,848	18,564,789
Steven J. Mento, Ph.D.	35,825,148	121,671	18,564,789
Saira Ramasastry	35,807,035	139,784	18,564,789
William R. Ringo	35,870,186	76,633	18,564,789

Proposal No. 2: Approval of the Compensation of the Company's Named Executive Officers, on an Advisory Basis, as Described in the Proxy Statement for the Annual Meeting

Sangamo's executive compensation was approved by the votes set forth in the table below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Executive Compensation	29,337,422	6,453,606	155,791	18,564,789

Proposal No. 3: Approval of an Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 80,000,000 shares to 160,000,000 shares

The Amendment to the Company's Certificate of Incorporation was approved by the votes set forth in the table below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amendment to the Company's Certificate of Incorporation	49,565,057	3,834,094	1,112,457	0

Proposal No. 4: Ratification of Appointment of Ernst & Young LLP

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified by the votes set forth in the table below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Ernst & Young LLP	53,472,453	920,125	119,030	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO BIOSCIENCES, INC.

(Registrant)

By: /s/ EDWARD O. LANPHIER II

Edward O. Lanphier II

President, Chief Executive Officer

Dated: April 22, 2014

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Certificate of Amendment of Seventh Amended and Restated Certificate of Incorporation of Sangamo BioSciences, Inc.